SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             September 30, 1997
                     ---------------------------------
                     (Date of earliest event reported)

                       Huntsman Polymers Corporation
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           (Exact name of Registrant as specified in its charter)

       Delaware                   1-9988                 75-2104131
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      (State of             (Commission File No.)     (IRS Employer
      Incorporation)                                  Identification No.)

                  500 Huntsman Way, Salt Lake City, Utah  84108
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        (Address of principal executive offices, including zip code)

                                (801) 584-5700
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            (Registrant's telephone number, including area code)

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       (Former name or former address, if changed since last report)



          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

               On September 30, 1997, Huntsman Polymers Corporation (formerly known as Rexene Corporation), a Delaware corporation (the "Company"), completed the sale of certain of its assets comprising its CT Film Division to Huntsman Packaging Corporation, a Utah corporation ("Huntsman Packaging"), pursuant to that certain First Amended Asset Purchase Agreement, dated as of September 26, 1997 (the "Asset Purchase Agreement"), by and between
          the Company and Huntsman Packaging.   Pursuant to the
          terms of the Asset Purchase Agreement, the Company transferred those assets primarily used to conduct or operate the polymer film manufacturing business known as the CT Film Division (the "Business"), including, among other things, its properties, film manufacturing facilities, sales offices, warehouses, inventory, technology and contracts that relate to the Business. In consideration for the transfer of the assets of the Business, the Company received $70 million in cash. The terms of the Asset Purchase Agreement were mutually agreed upon by the Company and Huntsman Packaging and were based upon arm's-length negotiations, taking into account various factors concerning the valuation of the Business. The foregoing description of the sale of the assets of the Business does not purport to be complete, and is qualified in its entirety by reference to the terms of the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K.

               Prior to September 30, 1997, Huntsman Packaging and the Company were each wholly-owned subsidiaries of Huntsman Corporation, a Utah corporation ("Huntsman Corporation"). On September 30, 1997, Huntsman Packaging was split-off from Huntsman Corporation, subsequent to which Huntsman Packaging became directly owned by Jon M. Huntsman and members of his family. Huntsman Corporation is 99.6% owned by Jon M. Huntsman and his family.

          ITEM 7.   EXHIBITS.

               (c)  Exhibits

          Exhibit No.              Description
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          2.1                 First Amended Asset Purchase
                              Agreement, dated as of September 26,
                              1997, between Huntsman Polymers
                              Corporation and Huntsman Packaging
                              Corporation



                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Huntsman Polymers Corporation

          Date:  October  21, 1997      By: /s/ Martin F. Petersen
                                            --------------------------
                                        Name:   Martin F. Petersen
                                        Title:  Vice President


                                EXHIBIT INDEX

          Exhibit No.              Description
          -----------              -----------
          2.1                 First Amended Asset Purchase
                              Agreement, dated as of September 26,
                              1997, between Huntsman Polymers
                              Corporation and Huntsman Packaging
                              Corporation